LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND

December 1, 1998

Dear Shareholder:

We are pleased to provide the J.P. Morgan Institutional Service Federal Money Market Fund shareholder letter and annual report for the period November 5, 1997 (commencement of operations) through October 31, 1998. The fund returned 5.29% for the period versus a benchmark return of 4.88%. Security selection and active maturity management contributed to the fund's return for the period. These investment decisions have helped the fund to consistently outperform its benchmark (see table on page two).

The fund's net asset value remained $1.00 per share. The fund's total net assets were approximately $29.5 million while the net assets of The Federal Money Market Portfolio, in which the fund invests, totaled approximately $1.5 billion on October 31, 1998 the end of the reporting period.

We call your attention to the portfolio manager Q&A on page two, in which Robert Johnson, the lead portfolio manager, discusses some of the events affecting the market and how the portfolio was positioned to respond to them.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.


Sincerely yours,


/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

---------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . . . . 1     GLOSSARY OF TERMS. . . . . . . . . 5

FUND PERFORMANCE. . . . . . . . . . . 2     FUND FACTS AND HIGHLIGHTS. . . . . 6

PORTFOLIO MANAGER Q&A . . . . . . . . 3     FINANCIAL STATEMENTS . . . . . . . 8
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes a fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over a specified time period, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                       TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                                  --------------------     --------------------------------
                                                  THREE     SIX            ONE       FIVE      SINCE
AS OF OCTOBER 31, 1998                            MONTHS    MONTHS         YEAR*     YEARS*    INCEPTION*
----------------------------------------------------------------------     --------------------------------
J.P. Morgan Institutional Service Federal
     Money Market Fund                            1.27%     2.59%          5.29%     4.88%     4.57%
IBC U.S. Government & Agency
     Money Market Fund Average                    1.17%     2.39%          4.88%     4.54%     4.28%
Lipper Institutional U.S. Government
     Money Market Funds Average                   1.28%     2.61%          5.29%     5.00%     4.71%


AS OF SEPTEMBER 30, 1998
----------------------------------------------------------------------     --------------------------------
J.P. Morgan Institutional Service Federal
     Money Market Fund                            1.29%     2.61%          5.32%     4.84%     4.56%
IBC U.S. Government & Agency
     Money Market Fund Average                    1.20%     2.41%          4.90%     4.51%     4.27%
Lipper Institutional U.S. Government
     Money Market Funds Average                   1.31%     2.62%          5.32%     4.96%     4.70%

11/5/97 -- COMMENCEMENT OF INVESTMENT OPERATIONS (AVERAGE ANNUAL TOTAL RETURN SINCE ACTUAL INCEPTION IS 5.24%)

*REFLECTS PERFORMANCE OF THE J.P. MORGAN FEDERAL MONEY MARKET FUND FROM JANUARY 4, 1993(COMMENCEMENT OF OPERATIONS) THROUGH NOVEMBER 5, 1997, J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND'S INCEPTION. THE PERFORMANCE FOR SUCH PERIOD REFLECTS THE DEDUCTION OF THE EXPENSES OF THE J.P. MORGAN FEDERAL MONEY MARKET FUND, WHICH WERE LOWER THAN THE EXPENSES OF THE FUND AND THEREFORE PERFORMANCE OF THE FUND FOR THIS PERIOD WOULD HAVE BEEN LOWER.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. IBC IS A
NATIONALLY-RECOGNIZED SOURCE OF MONEY MARKET FUND DATA. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with ROBERT R. ("SKIP") JOHNSON, a member of the portfolio management team for The Federal Money Market Portfolio, in which the fund invests. Prior to joining Morgan in 1988, Skip held senior positions with the Bank of Montreal and U.S. Steel. This interview was conducted on May 20, 1998 and reflects his views on that date.

WOULD YOU BRIEFLY DESCRIBE MARKET EVENTS THAT OCCURRED FOR THE PERIOD UNDER REVIEW?

RJ: Throughout most of the past 12 months, the economy grew at a strong pace while inflation remained low - setting the stage for a possible Federal Reserve tightening. In fact, during the early part of the period the Fed held a tightening bias, although it did not do so, largely due to the favorable level of inflation. In mid-year, considering the fallout from the Asian and Russian crises and the contagion effect thereof, the Fed moved to an easing mode and did, in fact, ease twice, bringing the federal funds rate down to 5%. As a result, the financial markets saw for the first time in many months some stability. For the money markets, the flight to quality heightened toward the end of the period, particularly in late August and through September, due to the precipitous drop in the U.S. equity market at that time, general investor sentiment and risk aversion, and perhaps most significantly, the anticipation of a rate cut by the Fed. This rally was significant - and we saw an inverted yield curve as short-term rates tied to the federal funds rate and LIBOR remained above longer-term levels.

WHAT WERE THE IMPLICATIONS OF THESE EVENTS FOR THE PORTFOLIO, PARTICULARLY IN TERMS OF ITS PERFORMANCE?

RJ: The first notable effect of the markets on the fund was a significant increase in the fund's assets, most dramatically in the third quarter. Investors moved to safer havens throughout most of this period but more markedly toward the end of the summer. In addition, we saw a good amount of money come into the fund from people who qualified for state and local tax exemptions in some of the higher-tax states. In general, the fund performed very well throughout the period. This was due to a combination of the general flight to quality in the financial markets but also because of how the portfolio was structured and managed throughout the period.

PLEASE EXPLAIN.

RJ: We kept our focus on liquidity management and appropriately structuring the portfolio throughout the period. For example, we kept a neutral bias while the Fed was in a tightening mode earlier on. We thought the market was fairly valued to Fed expectations at the time. This proved to be the right choice. Later on, we extended our durations when we realized that the Fed would most likely have to ease to calm financial markets. At the end of the third quarter we were long, with expectations for further eases.

In addition, throughout the year we maintained a disciplined structure of laddered investments in order to hedge ourselves against any unforeseen events. We did this primarily to ensure that we had enough liquidity should there be redemptions. We're confident this approach substantially contributed to the fund's competitive performance during the entire period.

WHAT IS YOUR OUTLOOK MOVING FORWARD? HOW WILL YOU POSITION THE PORTFOLIO IN LIGHT OF THAT OUTLOOK?

RJ: A big factor in our portfolio construction is to have a high degree of liquidity. We're also going to maintain our longer bias, as we're expecting further eases in monetary policy. This is largely because we anticipate a slowdown in the economy, which could lead to another Fed ease, so it makes sense that our bias would be to have a longer portfolio; the market is fairly priced for that. The market is now pricing in eases, but not to the extent it did prior to the September 29th meeting of the Fed. Overall, we believe during the months ahead the fund will continue to perform competitively, relative to the benchmark and to our competitors.

GLOSSARY OF TERMS

AVERAGE MATURITY: The weighted average time to maturity of the entire portfolio with the weights equal to the percentage of the portfolio invested in each security (see Maturity).

CREDIT RATING: The rating assigned to a bond or note by independent rating agencies such as Standard & Poor's Corporation and Moody's Investors Service. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

CREDIT RISK: Financial risk that an obligation will not be paid and a loss will result.

LETTER OF CREDIT: Instrument or document issued by a bank guaranteeing the payment of a customer's drafts up to a stated amount and eliminating the seller's risk.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement or expiration with no value or the date a security comes due and fully payable.

VARIABLE RATE DEMAND NOTE: Note representing borrowings that is payable on demand and that bears interest tied to a base money market rate, usually the bank prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

YIELD: Coupon rate of interest on a bond divided by the purchase price. As a bond's price falls, its yield rises and vice versa.

YIELD CURVE: A graph showing the term structure or level of interest rates ranging from the shortest to the longest maturities. The resulting curve shows if short-term interest rates are higher or lower than long-term rates. Normally, the longer the bond, the higher the yield it offers, resulting in a positive yield curve. An inverted yield curve can occur when there are supply/demand imbalances for various maturities, which results in short-term rates at higher levels than longer-term instruments.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.00% and a municipal is yielding 5.00%, the yield spread is 1.00% or 100 basis points.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Service Federal Money Market Fund seeks to provide current income, maintain a high level of liquidity, and preserve capital. It is designed for investors who seek to preserve capital and earn current income from a portfolio of direct obligations of the U.S. Treasury and obligations of certain U.S. government agencies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
11/5/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 10/31/98
$29,459,254

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 10/31/98
$1,463,575,654

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
MONTHLY

--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/11/98


EXPENSE RATIO
The fund's current expense ratio of 0.45% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF OCTOBER 31, 1998


DAYS TO MATURITY
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

0-30 DAYS                     42.9%
31-60 DAYS                    41.8%
61-90 DAYS                     6.1%
90+ DAYS                       9.2%


AVERAGE 7-DAY CURRENT YIELD
4.71%*

AVERAGE LIFE
39 days


*YIELD REFLECTS THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE AVERAGE 7-DAY CURRENT YIELD WOULD HAVE BEEN 4.14%.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. WHILE THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL CONTINUE TO DO SO.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). Income may be subject to some state or local taxes. Some income may be subject to the Federal alternative minimum tax for certain investors. Capital gains are not exempt from taxes.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Federal Money Market Portfolio
  ("Portfolio"), at value                          $29,564,821
Receivable for Expense Reimbursements                   22,198
Deferred Organization Expenses                           8,825
Prepaid Expenses and Other Assets                          533
                                                   -----------
    Total Assets                                    29,596,377
                                                   -----------
LIABILITIES
Dividends Payable to Shareholders                       60,996
Organization Expenses Payable                           11,000
Service Organization Fee Payable                         5,128
Shareholder Servicing Fee Payable                        1,025
Administrative Services Fee Payable                        569
Administration Fee Payable                                 104
Accrued Trustees' Fees and Expenses                         56
Fund Services Fee Payable                                   12
Accrued Expenses                                        58,233
                                                   -----------
    Total Liabilities                                  137,123
                                                   -----------
NET ASSETS
Applicable to 29,459,281 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $29,459,254
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $1.00
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $29,459,281
Accumulated Net Realized Loss on Investment                (27)
                                                   -----------
    Net Assets                                     $29,459,254
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                     $617,570
Allocated Portfolio Expenses (Net of
  Reimbursement of $4,459)                                     (22,487)
                                                              --------
    Net Investment Income Allocated from
      Portfolio                                                595,083
FUND EXPENSES
Registration Fees                                  $ 34,636
Service Organization Fee                             27,961
Transfer Agent Fees                                  16,224
Printing Expenses                                    13,883
Professional Fees and Expenses                       11,731
Shareholder Servicing Fee                             5,626
Administrative Services Fee                           3,189
Amortization of Organization Expenses                 2,175
Fund Services Fee                                       264
Administration Fee                                      227
Trustees' Fees and Expenses                             160
Miscellaneous                                         5,040
                                                   --------
    Total Fund Expenses                             121,116
Less: Reimbursement of Expenses                     (93,222)
                                                   --------
NET FUND EXPENSES                                               27,894
                                                              --------
NET INVESTMENT INCOME                                          567,189
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                        (27)
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $567,162
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD
                                                    NOVEMBER 5, 1997
                                                    (COMMENCEMENT OF
                                                   OPERATIONS) THROUGH
                                                    OCTOBER 31, 1998
                                                   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $          567,189
Net Realized Loss on Investment Allocated from
  Portfolio                                                       (27)
                                                   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                              567,162
                                                   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (567,189)
                                                   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (AT
  A CONSTANT $1.00 PER SHARE)
Proceeds from Shares of Beneficial Interest Sold          176,099,673
Reinvestment of Dividends                                     186,964
Cost of Shares of Beneficial Interest Redeemed           (146,827,356)
                                                   -------------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                                  29,459,281
                                                   -------------------
    Total Increase in Net Assets                           29,459,254
NET ASSETS
Beginning of Period                                                --
                                                   -------------------
End of Period                                      $       29,459,254
                                                   -------------------
                                                   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITIUTIONAL SERVICE FEDERAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                     FOR THE PERIOD
                                                    NOVEMBER 5, 1997
                                                    (COMMENCEMENT OF
                                                   OPERATIONS) THROUGH
                                                    OCTOBER 31, 1998
                                                   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $             1.00
                                                   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                          0.0517
Net Realized Loss on Investment                               (0.0000)(a)
                                                   -------------------
Total from Investment Operations                               0.0517
                                                   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                         (0.0517)
                                                   -------------------

NET ASSET VALUE, END OF PERIOD                     $             1.00
                                                   -------------------
                                                   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                     5.24%(b)
Net Assets, End of Period (in thousands)           $           29,459
Ratios to Average Net Assets
  Expenses                                                       0.45%(c)
  Net Investment Income                                          5.07%(c)
  Expenses without Reimbursement                                 1.32%(c)

------------------------
(a) Less than $0.0001.

(b) Not annualized.

(c) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Service Federal Money Market Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on November 5, 1997.

The fund invests all of its investable assets in The Federal Money Market Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (2% at October 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income and net realized capital gains, if any, are declared as dividends daily and paid monthly. Net short term capital gains, if any, will be distributed in accordance with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and may be reflected in the fund's daily dividends. Substantially all the realized net long-term capital gains, if any, are declared and paid annually, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the fund.

   d) The fund incurred organization expenses in the amount of $11,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Code, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. For United States federal income tax purposes, the fund had a capital loss carryforward at October 31, 1998 of $27, which expires in 2006. To the extent that this capital loss is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   f) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the period November 5, 1997 (commencement of operations) through October 31, 1998, the fee for these services amounted to $227.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the period November 5, 1997 (commencement of operations) through October 31, 1998, the fee for these services amounted to $3,189.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.45% of the average daily net assets of the fund through February 28, 1999. For the period November 5, 1997 (commencement of operations) through October 31, 1998, J.P. Morgan has agreed to reimburse the fund $93,222 for expenses under this agreement. This reimbursement arrangement can be changed or terminated at any time after February 28, 1999, at the option of J.P. Morgan.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate. This rate was 0.05% of the average daily net assets of the fund from November 1, 1997 through July 31, 1998. For the period November 5, 1997 (commencement of operations) through October 31, 1998, the fee for these services amounted to $5,626.

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   d) The trust on behalf of the fund, has a Service Plan with respect to fund shares which authorizes it to compensate Service Organizations for providing account administration and other services to their customers who are beneficial owners of such shares. The fund will enter into agreements with Service Organizations which purchase shares on behalf of their customers ("Service Agreements"). The Service Agreements provide that the fund pay Service Organizations a fee which is computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets of the fund with respect to the shares of the fund attributable to or held in the name of the Service Organization for its customers. For the period November 5, 1997 (commencement of operations) through October 31, 1998, the fee for these services amounted to $27,961.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $264 for the period November 5, 1997 (commencement of operations) through October 31, 1998.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional Service Federal Money Market Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional Service Federal Money Market Fund (one of the series constituting part of the J.P. Morgan Institutional Funds, hereafter referred to as the "fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period November 5, 1997 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN INSTITUTIONAL SERVICE FEDERAL MONEY MARKET FUND
SUPPLEMENTAL PROXY INFORMATION
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the J.P. Morgan Family of Funds was held on August 20, 1998. Each of the applicable funds voted in favor of adopting the following proposals, therefore, the results are aggregated for the trust unless otherwise specified. The meeting was held for the following purposes:

1. To elect a slate of five trustees to hold office for a term of unlimited duration subject to the current retirement age of 70.

2a.To approve the amendment of the fund's investment restriction relating to diversification of assets.

2b.To approve the amendment of the fund's investment restriction relating to concentration of assets in a particular industry.

2c.To approve the amendment of the fund's investment restriction relating to the issuance of senior securities.

2d.To standardize the borrowing ability of the fund to the extent permitted by applicable law.

2e.To approve the amendment of the fund's investment restriction relating to underwriting.

2f.To approve the amendment of the fund's investment restriction relating to investment in real estate.

2g.To approve the amendment of the fund's investment restriction relating to commodities.

2h.To approve the amendment of the fund's investment restriction relating to lending.

2i.To approve the reclassification of the fund's other fundamental restrictions as nonfundamental.

3. To approve the reclassification of the fund's investment objective from fundamental to nonfundamental.

4. To approve a new investment advisory agreement of the fund.

5. To amend the Declaration of Trust to provide dollar-based voting rights.

6. To ratify the selection of independent accountants, PricewaterhouseCoopers
   LLP.

The results of the proxy solicitation on the above matters were as follows:

DIRECTORS/MATTER                                     VOTES FOR     VOTES AGAINST   ABSTENTIONS
-------------------------------------------------  -------------   -------------   -----------
1. Frederick S. Addy.............................  2,592,561,591       8,840,251       --
  William G. Burns...............................  2,592,561,591       8,840,251       --
  Arthur C. Eschenlauer..........................  2,592,561,591       8,840,251       --
  Matthew Healey.................................  2,592,561,591       8,840,251       --
  Michael P. Mallardi............................  2,592,561,591       8,840,251       --
2. Amending of Investment Restrictions:
  a. Relating to diversification of assets.......             10               0             0
  b. Relating to concentration of assets.........             10               0             0
  c. Relating to issuance of senior securities...             10               0             0
  d. Relating to borrowing.......................             10               0             0
  e. Relating to underwriting....................             10               0             0
  f. Relating to investment in real estate.......             10               0             0
  g. Relating to commodities.....................             10               0             0
  h. Relating to lending.........................             10               0             0
  i.Reclassification of other restrictions as
      nonfundamental.............................             10               0             0
3. Reclassification of investment objectives.....             10               0             0
4. Investment advisory agreement.................             10               0             0
5. Dollar-based voting rights....................  2,411,567,264       7,638,329   179,591,823
6.Independent accountants,
    PricewaterhouseCoopers LLP...................  2,402,592,025      19,567,729   179,242,087

The Federal Money Market Portfolio

Annual Report October 31, 1998

(The following pages should be read in conjunction with J.P. Morgan Institutional Service Federal Money Market Fund
Annual Financial Statements)

THE FEDERAL MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

  PRINCIPAL                                                                                     YIELD TO
    AMOUNT                                                                                      MATURITY/
(IN THOUSANDS)                  SECURITY DESCRIPTION                    MATURITY DATES            RATE              VALUE
--------------    -------------------------------------------------  ---------------------   ---------------   ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (99.7%)
$      25,000     Federal Farm Credit Bank (due 01/14/99)..........              11/02/98(a)          5.040%   $    24,998,531
       50,000     Federal Farm Credit Bank (due 02/10/99)..........              11/02/98(a)          5.010         49,993,952
       40,000     Federal Farm Credit Bank.........................     03/02/99-05/03/99       5.375-5.600         39,980,250
       25,000     Federal Farm Credit Bank (due 05/20/99)..........              11/20/98(a)          5.017         24,989,863
       80,000     Federal Farm Credit Bank (due 08/24/99)..........              11/24/98(a)          4.999         79,955,885
       45,000     Federal Farm Credit Bank (due 09/01/99)..........              12/01/98(a)          5.498         44,985,323
      261,389     Federal Farm Credit Bank Discount Note...........     11/16/98-01/14/99       4.730-5.100        260,108,968
       50,000     Federal Home Loan Bank (due 02/11/99)............              11/11/98(a)          5.210         49,990,432
      100,000     Federal Home Loan Bank (due 03/10/99)............              11/02/98(a)          5.180         99,979,289
       50,000     Federal Home Loan Bank (due 05/05/99)............              11/05/98(a)          5.165         49,981,344
       65,000     Federal Home Loan Bank...........................     12/17/98-07/06/99       5.415-5.825         64,978,591
      362,730     Federal Home Loan Bank Discount Note.............     11/04/98-02/16/99       4.740-5.080        360,590,933
       50,000     Student Loan Marketing Association (due
                    01/27/99)......................................              11/02/98(a)          5.200         49,995,330
       10,000     Student Loan Marketing Association...............              02/10/99             5.400          9,997,573
      100,000     Student Loan Marketing Association (due
                    10/29/99)......................................              11/02/98(a)          5.250        100,000,000
       50,000     Student Loan Marketing Association Discount
                    Note...........................................              01/19/99             4.990         49,452,486
      100,000     Tennessee Valley Authority Discount Note.........     11/30/98-12/18/98       4.750-5.320         99,475,652
                                                                                                               ---------------
                  TOTAL INVESTMENTS AT AMORTIZED COST AND VALUE (99.7%).....................................     1,459,454,402
                  OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)..............................................         4,121,252
                                                                                                               ---------------
                  NET ASSETS (100.0%).......................................................................   $ 1,463,575,654
                                                                                                               ---------------
                                                                                                               ---------------

------------------------------
(a)Date listed represents the next interest rate reset date. The actual maturity date is indicated in the security description.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Amortized Cost and Value            $1,459,454,402
Cash                                                        5,693
Interest Receivable                                     4,351,587
Receivable for Expense Reimbursement                       58,115
Prepaid Trustees' Fees                                      1,067
Prepaid Expenses and Other Assets                           9,146
                                                   --------------
    Total Assets                                    1,463,880,010
                                                   --------------
LIABILITIES
Advisory Fee Payable                                      212,708
Administrative Services Fee Payable                        35,783
Custody Fee Payable                                        26,194
Administration Fee Payable                                  3,181
Fund Services Fee Payable                                   1,223
Accrued Expenses                                           25,267
                                                   --------------
    Total Liabilities                                     304,356
                                                   --------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $1,463,575,654
                                                   --------------
                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                 $50,716,068

EXPENSES
Advisory Fee                                       $1,736,610
Administrative Services Fee                           264,799
Custodian Fees and Expenses                           141,173
Professional Fees and Expenses                         52,676
Fund Services Fee                                      25,893
Administration Fee                                     12,377
Trustees' Fees and Expenses                            11,800
Amortization of Organization Expenses                     974
Miscellaneous                                          10,878
                                                   ----------
    Total Expenses                                  2,257,180
Less: Reimbursement of Expenses                      (415,825)
                                                   ----------

NET EXPENSES                                                      1,841,355
                                                                -----------
NET INVESTMENT INCOME                                            48,874,713

NET REALIZED GAIN ON INVESTMENTS                                        178
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $48,874,891
                                                                -----------
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1998   OCTOBER 31, 1997
                                                   ----------------   ----------------
INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $     48,874,713   $     17,100,620
Net Realized Gain on Investments                                178             36,079
                                                   ----------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                         48,874,891         17,136,699
                                                   ----------------   ----------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         6,623,456,255      2,410,983,122
Withdrawals                                          (5,585,739,299)    (2,346,071,346)
                                                   ----------------   ----------------
    Net Increase from Investors' Transactions         1,037,716,956         64,911,776
                                                   ----------------   ----------------
    Total Increase in Net Assets                      1,086,591,847         82,048,475

NET ASSETS
Beginning of Fiscal Year                                376,983,807        294,935,332
                                                   ----------------   ----------------
End of Fiscal Year                                 $  1,463,575,654   $    376,983,807
                                                   ----------------   ----------------
                                                   ----------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                      FOR THE FISCAL YEAR ENDED
                                                             OCTOBER 31,
                                                   --------------------------------
                                                   1998   1997   1996   1995   1994
                                                   ----   ----   ----   ----   ----
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         0.20%  0.20%  0.20%  0.20%  0.22%
  Net Investment Income                            5.31%  5.18%  5.08%  5.55%  3.65%
  Expenses without Reimbursement                   0.25%  0.28%  0.27%  0.26%  0.27%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Federal Money Market Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on November 4, 1992. The portfolio's investment objective is to provide current income, maintain a high level of liquidity and preserve capital. The portfolio commenced operations on January 4, 1993. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) Investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The cost of securities is substantially the same for book and tax purposes.

   d) The portfolio incurred organization expenses in the amount of $27,491 which were deferred and are amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------
      Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.20% of the portfolio's average daily net assets up to $1 billion and 0.10% on any excess over $1 billion. Effective October 1, 1998 the portfolio's investment advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan, and the terms of the agreement have remained the same. For the fiscal year ended October 31, 1998, such fees amounted to $1,736,610.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1998, the fee for these services amounted to $12,377.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended October 31, 1998, the fee for these services amounted to $264,799.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.20% of the average daily net assets of the portfolio through February 28, 1999. For the fiscal year ended October 31, 1998, J.P. Morgan has agreed to reimburse the portfolio $415,825 for expenses under this agreement. This reimbursement arrangement can be changed or terminated at any time after February 28, 1999 at the option of J.P. Morgan.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $25,893 for the fiscal year ended October 31, 1998.

THE FEDERAL MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1998
--------------------------------------------------------------------------------

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios, and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $5,400.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Federal Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Federal Money Market Portfolio (the "portfolio") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 17, 1998

J.P. MORGAN INSTITUTIONAL SERVICE FUNDS

        PRIME MONEY MARKET FUND

        TREASURY MONEY MARKET FUND

        FEDERAL MONEY MARKET FUND

        TAX EXEMPT MONEY MARKET FUND


FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 766-7722.


J.P. MORGAN
INSTITUTIONAL
SERVICE FEDERAL
MONEY MARKET FUND


ANNUAL REPORT
OCTOBER 31, 1998